------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 30, 2002


                                  CWABS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                              333-97873                       95-4596514
----------------------------                   ------------                -------------------
(State or Other Jurisdiction                   (Commission                   (I.R.S. Employer
      of Incorporation)                        File Number)                Identification No.)


     4500 Park Granada                                                           91302
----------------------------                                                   ----------
   Calabasas, California                                                       (Zip Code)
   (Address of Principal
    Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

         Filing of Certain Materials.
         ---------------------------

     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2002-3 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage insurance policy with a corresponding declaration page and endorsements relating to the mortgage loans. The policy, declaration page, and endorsements, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated September 30, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

                      99.1 MGIC Mortgage Guaranty Master Policy (with Declaration Page and Endorsements)























--------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 29, 2002 and prospectus supplement dated August 29, 2002, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-3.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.



                                                By:  /s/ Celia Coulter
                                                     -----------------
                                                         Celia Coulter
                                                         Vice President

     Dated: September 30, 2002

Exhibit Index


Exhibit                                                                 Page
-------                                                                 ----

99.1     MGIC Mortgage Guaranty Master Policy (with Declaration
         Page and Endorsements) filed on Form SE dated
         September 30, 2002                                               5